                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 2004

                                ABLE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    001-15035                 22-3520840
----------------------------        --------------        --------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)





                 198 Greenpond Road, Rockaway, New Jersey 07866
                 ----------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (973) 625-1012

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

     On December 15, 2004, Timothy Harrington, Chief Executive officer of Able Energy, Inc. (the "Company"), sold an aggregate of 1,007,300 shares of the Company's common stock to All American Plazas, Inc. ("All American"). The purchase price for the sale was $7,500,000, of which $2,750,000 was paid in cash and All American issued promissory notes in the aggregate principal amount of $4,750,000 to Mr. Harrington. For the first 12 months, only interest is payable to Mr. Harrington. Thereafter, principal and interest shall be payable on a monthly basis. In the event All American and Able were to enter into any transaction pursuant to which the promissory notes become an obligation of the Company and the Company enters into a material financing transaction, the notes will become immediately due and payable. There are currently no plans, arrangements or agreements for the notes to become obligations of the Company. $3,000,000 of the notes are secured by the personal guarantee of a family member of the trust which owns a majority of the stock of All American (the "Guarantee"), and by a security interest in certain assets of All American (the "All American Security"). All of the notes are secured by a pledge of the 1,007,300 shares of the Company's common stock (the "Pledge"). Upon the issuance of surety bonds guaranteeing the payment of the $3,000,000 of notes, the Guarantee and the All American Security will terminate and the Pledge, by its terms, will cover only the $1,750,000 note which is not covered by a surety bond. All American acquired approximately 50.03% of the total outstanding number of shares of common stock of the Company and the 1,007,300 shares represent All American's entire beneficial holdings in the Company. All American financed the acquisition through its cash flow, with the assistance of its fuel supplier, TransMontaigne Product Services, Inc., that extended its credit line to All American.

     No arrangement or understandings were made in connection with respect to the election of directors or other matters, although the parties anticipate they will discuss such matters in the future.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ABLE ENERGY, INC.


Date: December 21, 2004                   /s/ Christopher Westad
                                          -----------------------------------
                                          Christopher Westad
                                          President and Chief Financial Officer